Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO CREDIT AGREEMENT
This Third Amendment to Credit Agreement, dated as of June 21, 2016 (this “Agreement”), by and among Wynn America, LLC, a Nevada limited liability company (“Borrower”), the Guarantors (as defined in the Amended Credit Agreement referred to below) party hereto, Deutsche Bank AG New York Branch, as administrative agent (in such capacity, “Administrative Agent”) for (and on behalf of) the Lenders under the Existing Credit Agreement referred to below and, after giving effect hereto, the Amended Credit Agreement and as collateral agent (in such capacity, “Collateral Agent”) for the Secured Parties (as defined under the Existing Credit Agreement and, after giving effect hereto, the Amended Credit Agreement), and the Consenting Lenders (as defined below).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of November 20, 2014 (as amended by the First Amendment to Credit Agreement, dated as of November 5, 2015, the Second Amendment to Credit Agreement, dated as of December 21, 2015 and as it may be further amended, restated, replaced, supplemented or otherwise modified and as in effect immediately prior to giving effect to the amendments contemplated by this Agreement, the “Existing Credit Agreement” and the Existing Credit Agreement as modified by this Agreement, the “Amended Credit Agreement”; capitalized terms defined in the Amended Credit Agreement and not otherwise defined herein being used herein as therein defined), among Borrower, the Guarantors party thereto, the Lenders party thereto from time to time, the L/C Lenders party thereto from time to time, Administrative Agent, Collateral Agent and the other parties thereto;
WHEREAS, each Lender holding a Tranche C Term Facility Commitment that has executed this Agreement (collectively, including for the avoidance of doubt, each Lender holding a Tranche C Term Facility Commitment that has executed this Agreement after the date hereof in accordance with the terms of this Agreement, the “Consenting Lenders”) has agreed to extend the Term Facility Availability Period applicable to its Tranche C Term Facility Commitments as in effect immediately prior to the Agreement Effective Date (as defined below) on the terms and subject to the conditions set forth in this Agreement; and
WHEREAS, Borrower, the Guarantors, the Consenting Lenders, Administrative Agent and Collateral Agent will make certain amendments to the Existing Credit Agreement and Exhibit B thereto, in each case, as set forth herein;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I
AMENDMENTS TO EXISTING CREDIT DOCUMENTS
SECTION 1.Consent of Consenting Lenders. Subject to the terms and conditions of this Agreement, each Consenting Lender that executes and delivers a signature page to this Agreement irrevocably agrees to the amendments to, and waivers and consents under, the Existing Credit Agreement provided for herein with respect to all of such Lender’s Tranche C Term Facility Commitments as in effect immediately prior to the Agreement Effective Date (or, if expressly indicated on such signature page so delivered, such partial amount of such Lender’s Tranche C Term Facility Commitments so indicated), which shall from and after the Agreement Effective Date be designated as Tranche

D Term Facility Commitments under the Amended Credit Agreement. Such agreement shall be irrevocably binding on any subsequent assignees, transferees, participants, successors and assigns with respect to such Commitments.

SECTION 2.Amendments. Subject to the satisfaction of the conditions set forth in Article III of this Agreement, as of the Agreement Effective Date the terms and provisions of the Existing Credit Agreement are hereby amended as follows:
(a)The following new definitions are hereby inserted into Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order:
“Third Amendment” shall mean that certain Third Amendment to Credit Agreement, dated as of June 21, 2016, by and among Borrower, the Guarantors party thereto, Administrative Agent, Collateral Agent and the other parties party thereto.
“Third Amendment Effective Date” shall mean the “Agreement Effective Date” as defined in the Third Amendment.
“Tranche D Term Facility Commitment” shall mean, for each Tranche D Term Facility Lender, the obligation of such Lender to make Term Facility Loans pursuant to Section 2.01(b)(iv) hereof during the applicable Term Facility Availability Period in a principal amount not to exceed the amount of such Tranche D Term Facility Lender’s Tranche C Term Facility Commitments (as defined in the Existing Credit Agreement) immediately prior to the Third Amendment Effective Date (or, in a principal amount not to exceed the partial amount of such Tranche D Term Facility Lender’s Tranche C Term Facility Commitments (as defined in the Existing Credit Agreement) immediately prior to the Third Amendment Effective Date as expressly indicated on such Lender’s signature page delivered in connection with and in accordance with the terms of the Third Amendment (the aggregate amount of all such partially extended Tranche C Term Facility Commitments, the “Partial Tranche D Term Facility Commitment Amount”)) or as set forth in the Assignment Agreement pursuant to which such Lender assumed its Tranche D Term Facility Commitment, as applicable, as the same may be (a) changed pursuant to Section 13.05(b) or (b) reduced or terminated from time to time pursuant to Section 2.04 or Section 11.01. The aggregate principal amount of the Tranche D Term Facility Commitments of all Tranche D Term Facility Lenders as of the Third Amendment Effective Date is $569,333,333.33 plus, if provided after the Third Amendment Effective Date in accordance with the terms of the Third Amendment, any Partial Tranche D Term Facility Commitment Amount.
“Tranche D Term Facility Lenders” shall mean (a) as of the Third Amendment Effective Date, the Consenting Lenders (as defined in the Third Amendment) and (b) thereafter, the Lenders from time to time holding any unutilized Tranche D Term Facility Commitments after giving effect to any assignments thereof permitted by Section 13.05(b).
(b)Each of the definitions of “Existing Credit Agreement”, “Required Tranche Lenders”, “Term Facility Availability Period”, “Term Facility Commitment”, “Term Facility Lenders”, “Tranche”, “Tranche C Term Facility Commitment” and “Tranche C Term Facility Lenders” are hereby deleted from Section 1.01 of the Existing Credit Agreement and replaced by the following:

“Existing Credit Agreement” shall, except as used in the definition of “Tranche C Term Facility Commitment,” “Tranche C Term Facility Lenders” and “Tranche D Term Facility Commitment,” have the meaning provided in the First Amendment. As used in the definitions of “Tranche C Term Facility Commitment,” “Tranche C Term Facility Lenders” and “Tranche D Term Facility Commitment,” “Existing Credit Agreement” shall have the meaning provided in the Third Amendment.
“Required Tranche Lenders” shall mean: (a) with respect to Revolving Commitments or Revolving Loans of any particular Tranche, Non-Defaulting Lenders having more than 50%

of the aggregate sum of the Unutilized R/C Commitments, Revolving Loans and L/C Liabilities of all Non-Defaulting Lenders, in each case, in respect of such Tranche and then outstanding; (b) with respect to Term Facility Loans, Non-Defaulting Lenders having more than 50% of the aggregate sum of the Term Facility Loans and unutilized Term Facility Commitments of all Non-Defaulting Lenders then outstanding; (c) with respect to Tranche A Term Facility Commitments, Non-Defaulting Lenders having more than 50% of the aggregate sum of the unutilized Tranche A Term Facility Commitments of all Non-Defaulting Lenders then outstanding; (d) with respect to Tranche B Term Facility Commitments, Non-Defaulting Lenders having more than 50% of the aggregate sum of the unutilized Tranche B Term Facility Commitments of all Non-Defaulting Lenders then outstanding; (e) with respect to Tranche C Term Facility Commitments, Non-Defaulting Lenders having more than 50% of the aggregate sum of the unutilized Tranche C Term Facility Commitments of all Non-Defaulting Lenders then outstanding; (f) with respect to Tranche D Term Facility Commitments, Non-Defaulting Lenders having more than 50% of the aggregate sum of the unutilized Tranche D Term Facility Commitments of all Non-Defaulting Lenders then outstanding; (g) for each Extension Tranche, if applicable, with respect to Lenders having Extended Revolving Loans or Extended Revolving Commitments or Extended Term Loans or commitments in respect of Extended Term Loans, in each case, in respect of such Extension Tranche, Non-Defaulting Lenders having more than 50% of the aggregate sum of such Extended Revolving Loans and Extended Revolving Commitments or Extended Term Loans and commitments of all Non-Defaulting Lenders in respect thereof, as applicable, then outstanding; and (h) for each Tranche of Other Term Loans, Non-Defaulting Lenders having more than 50% of the aggregate sum of such Other Term Loans and unutilized Other Term Loan Commitments of all Non-Defaulting Lenders then outstanding.
“Term Facility Availability Period” shall mean (a) with respect to the Tranche A Term Facility Commitments, the period from and including the Closing Date through but excluding the earlier of November 21, 2015 and the date of termination of the Tranche A Term Facility Commitments, (b) with respect to the Tranche B Term Facility Commitments, the period from and including the Closing Date through but excluding the earlier of March 30, 2016 and the date of termination of the Tranche B Term Facility Commitments, (c) with respect to the Tranche C Term Facility Commitments, the period from and including the Closing Date through but excluding the earlier of June 30, 2016 and the date of termination of the Tranche C Term Facility Commitments and (d) with respect to the Tranche D Term Facility Commitments, the period from and including the Closing Date through but excluding the earlier of December 31, 2016 and the date of termination of the Tranche D Term Facility Commitments.
“Term Facility Commitment” shall mean, for each Term Facility Lender, its Tranche A Term Facility Commitment, Tranche B Term Facility Commitment, Tranche C Term Facility Commitment and/or Tranche D Term Facility Commitment, as applicable. The aggregate principal amount of the Term Facility Commitments of all Term Facility Lenders on the Third Amendment Effective Date is $875.0 million.
“Term Facility Lenders” shall mean (a) in respect of any unutilized Term Facility Commitments, the Tranche A Term Facility Lenders, the Tranche B Term Facility Lenders, the Tranche C Term Facility Lenders and/or the Tranche D Term Facility Lenders, as applicable, and (b) in respect of any Term Facility Loans, the Lenders from time to time holding any Term Facility Loans after giving effect to any assignments thereof permitted by Section 13.05(b).
“Tranche” shall mean (i) when used with respect to the Lenders, each of the following classes of Lenders: (a) Lenders having Revolving Loans incurred pursuant to the Closing Date Revolving Commitment or Closing Date Revolving Commitments, (b) Lenders having such other Tranche of Revolving Loans or Revolving Commitments created pursuant to an Extension Amendment, (c) Lenders having Term Facility Loans, (d) Lenders having Tranche A Term Facility Commitments, (e) Lenders having Tranche B Term Facility Commitments, (f) Lenders having Tranche C Term Facility Commitments, (g) Lenders having Tranche D Term Facility Commitments and (h) Lenders having such other Tranche of Term Loans or Term Loan Commitments created pursuant to an Extension Amendment or Refinancing Amendment, and (ii) when used with respect to Loans or Commitments, each of the following classes of Loans or Commitments: (a) Revolving Loans incurred pursuant to the Closing Date Revolving Commitment or Closing Date Revolving Commitments, (b) such other Tranche of Revolving Loans or Revolving Commitments created pursuant to an Extension Amendment, (c) Term Facility Loans, (d) Tranche A Term Facility Commitments, (e) Tranche B Term Facility Commitments, (f) Tranche C Term Facility Commitments, (g) Tranche D Term Facility Commitments and (h) such other Tranche of Term Loans or Term Loan Commitments created pursuant to an Extension Amendment or Refinancing Amendment.
“Tranche C Term Facility Commitment” shall mean, for each Tranche C Term Facility Lender, the obligation of such Lender to make Term Facility Loans pursuant to Section 2.01(b)(iii) hereof during the applicable Term Facility Availability Period in a principal amount not to exceed the amount of such Tranche C Term Facility Lender’s Tranche C Term Facility Commitments (as defined in the Existing Credit Agreement) immediately prior to the Third Amendment Effective Date (or, in a principal amount not to exceed the amount of such Tranche C Term Facility Lender’s Tranche C Term Facility Commitments (as defined in the Existing Credit Agreement) immediately prior to the Third Amendment Effective Date minus such Lender’s Partial Tranche D Term Facility Commitment Amount) or as set forth in the Assignment Agreement pursuant to which such Lender assumed its Tranche C Term Facility Commitment, as applicable, as the same may be (a) changed pursuant to Section 13.05(b) or (b) reduced or terminated from time to time pursuant to Section 2.04 or Section 11.01. The aggregate principal amount of the Tranche C Term Facility Commitments of all Tranche C Term Facility Lenders as of the Third Amendment Effective Date is $135,333,333.33 minus, if provided after the Third Amendment Effective Date in accordance with the terms of the Third Amendment, any Partial Tranche D Term Facility Commitment Amount.
“Tranche C Term Facility Lenders” shall mean (a) as of the Third Amendment Effective Date, the Tranche C Term Facility Lenders (as defined in the Existing Credit Agreement) that were not Consenting Lenders (as defined in the Third Amendment) and (b) thereafter, the Lenders from time to time holding any unutilized Tranche C Term Facility Commitments after giving effect to any assignments thereof permitted by Section 13.05(b).
(c)Section 1.03 of the Existing Credit Agreement is hereby deleted and replaced by the following:
SECTION 1.03. Classes and Types of Loans. Loans hereunder are distinguished by “Class” and by “Type.” The “Class” of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is a Revolving Loan of any particular Tranche, a Term Facility Loan (or, in the case of a commitment to make a Term Facility Loan, a Tranche A Term Facility Commitment, a Tranche B Term Facility Commitment, a Tranche C Term Facility Commitment or a Tranche D Term Facility Commitment, as applicable), or a Term Loan of any particular Tranche of Term Loans created pursuant to an Extension Amendment or a Refinancing Amendment, each of which constitutes a Class. The “Type” of a Loan refers to whether such Loan is an ABR Loan or a LIBOR Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.
(d)A new Section 2.01(b)(iv) is added to the Existing Credit Agreement as follows:

(iv)    Each Lender with a Tranche D Term Facility Commitment agrees, severally and not jointly, on the terms and conditions of this Agreement, to make Term Facility Loans to Borrower in Dollars from time to time, on any Business Day during the applicable Term Facility Availability Period, in an aggregate principal amount at any one time outstanding not exceeding the amount of the Tranche D Term Facility Commitment of such Term Facility Lender as in effect from time to time.
(e)Section 2.04(a)(i) of the Existing Credit Agreement is hereby deleted and replaced by the following:
(i)    In addition to any other mandatory commitment reductions pursuant to this Section 2.04, (A) the aggregate amount of the Tranche A Term Facility Commitments shall be automatically and permanently reduced by the amount of Term Facility Loans made in respect thereof from time to time, (B) the aggregate amount of the Tranche B Term Facility Commitments shall be automatically and permanently reduced by the amount of Term Facility Loans made in respect thereof from time to time, (C) the aggregate amount of the Tranche C Term Facility Commitments shall be automatically and permanently reduced by the amount of Term Facility Loans made in respect thereof from time to time and (D) the aggregate amount of the Tranche D Term Facility Commitments shall be automatically and permanently reduced by the amount of Term Facility Loans made in respect thereof from time to time. Notwithstanding any other provision of this Agreement, any outstanding Term Facility Commitments shall automatically terminate upon the earlier of (x) such Term Facility Commitments being fully funded pursuant to Section 2.01(b) and (y) at 5:00 p.m., New York City time, on the last Business Day of the applicable Term Facility Availability Period.
(f)Section 2.04(b) of the Existing Credit Agreement is hereby deleted and replaced by the following:
(b)    Borrower shall have the right at any time or from time to time (without premium or penalty except breakage costs (if any) pursuant to Section 5.05) (i) so long as no Revolving Loans or L/C Liabilities will be outstanding as of the date specified for termination (after giving effect to all transactions occurring on such date), to terminate the Revolving Commitments in their entirety, (ii) to reduce the aggregate amount of the Unutilized R/C Commitments (which shall be pro rata among the Revolving Lenders), (iii) to reduce (w) the aggregate amount of the unutilized Tranche A Term Facility Commitments (which shall be pro rata among the Tranche A Term Facility Lenders), (x) to reduce the aggregate amount of the unutilized Tranche B Term Facility Commitments (which shall be pro rata among the Tranche B Term Facility Lenders), (y) to reduce the aggregate amount of the unutilized Tranche C Term Facility Commitments (which shall be pro rata among the Tranche C Term Facility Lenders), and (z) to reduce the aggregate amount of the unutilized Tranche D Term Facility Commitments (which shall be pro rata among the Tranche D Term Facility Lenders), and (iv) so long as the remaining Total Revolving Commitments will equal or exceed the aggregate amount of outstanding Revolving Loans and L/C Liabilities, to reduce the aggregate amount of the Revolving Commitments (which shall be pro rata among the Revolving Lenders); provided, however, that (x) Borrower shall give notice of each such termination or reduction as provided in Section 4.05, and (y) each partial reduction shall be in an aggregate amount at least equal to $5.0 million (or any whole multiple of $1.0 million in excess thereof) or, if less, the remaining Unutilized R/C Commitments or unutilized Term Facility Commitments of the applicable Tranche, as applicable.
Subject to the satisfaction of the conditions set forth in Article III of this Agreement, as of the Agreement Effective Date, Exhibit B to the Existing Credit Agreement is hereby amended to add the following language immediately prior to clause (A)(iv):

[a $[__________] Term Facility Loan made from the Tranche D Term Facility Commitments, which shall initially be [an ABR Loan][a LIBOR Loan], [The amount of such Term Loans that are requested to be LIBOR Loans are requested to have the following Interest Period(s): [ ]]; and

ARTICLE II
REPRESENTATION AND WARRANTIES
To induce the Lenders party hereto to agree to this Agreement, the Credit Parties represent to Administrative Agent and the Lenders that, as of the Agreement Effective Date:
SECTION 1.Corporate Existence.  Each Credit Party (a) is a corporation, partnership, limited liability company or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b)(i) has all requisite corporate or other power and authority, and (ii) has all governmental licenses, authorizations, consents and approvals necessary to own its Property and carry on its business as now being conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary; except, in the case of clauses (b)(ii) and (c) where the failure thereof individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

SECTION 2.Action; Enforceability. Each Credit Party has all necessary corporate or other organizational power, authority and legal right to execute, deliver and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the execution, delivery and performance by each Credit Party of this Agreement and the consummation of the transactions herein contemplated have been duly authorized by all necessary corporate, partnership or other organizational action on its part; and this Agreement has been duly and validly executed and delivered by each Credit Party and constitutes its legal, valid and binding obligation, enforceable against each Credit Party in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors’ rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 3.No Breach; No Default.
(a)None of the execution, delivery and performance by any Credit Party of this Agreement nor the consummation of the transactions herein contemplated do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) subject to Section 13.13 of the Existing Credit Agreement, any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party, or (ii) constitute (with due notice or lapse of time or both) a default under any such Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents and other Permitted Liens) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to (i)(y), (i)(z), (ii) or (iii) which would not reasonably be expected to result in a Material Adverse Effect; and
(b)No Default or Event of Default has occurred and is continuing.

ARTICLE III
CONDITIONS TO THE AGREEMENT EFFECTIVE DATE
This Agreement and the Amended Credit Agreement shall become effective on the date (the “Agreement Effective Date”) on which each of the following conditions is satisfied or waived:
SECTION 1.Execution of Counterparts.  Administrative Agent shall have received executed counterparts of this Agreement from each Credit Party, Administrative Agent, Collateral Agent and Consenting Lender.

SECTION 2.Costs and Expenses.  To the extent invoiced on or prior to the Agreement Effective Date, all of the reasonable and documented out-of-pocket costs and expenses (including the reasonable fees, expenses and disbursements of Cahill Gordon & Reindel LLP) incurred by Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Agreement shall have been paid.

SECTION 3.No Default or Event of Default; Representations and Warranties True. Both immediately prior to and immediately after giving effect to this Agreement:

(a) no Default or Event of Default shall have occurred and be continuing; and

(b)each of the representations and warranties made by the Credit Parties in Article II hereof shall be true and correct in all material respects on and as of the Agreement Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as such earlier date, and that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).

SECTION 4.Payment of Fees to Consenting Lenders. Borrower shall have paid to Administrative Agent, for the account of each Consenting Lender that has executed this Agreement prior to 5:00 p.m., New York time on June 17, 2016, a consent fee equal to 0.250% of the amount of such Lender’s Tranche C Term Facility Commitments as in effect immediately prior to the Agreement Effective Date (or, to the extent so reflected on the signature page to this Agreement delivered to Administrative Agent, such lesser amount of such Lender’s Tranche C Term Facility Commitments as reflected thereon).
Notwithstanding anything contained in this Agreement to the contrary, from and after the Agreement Effective Date but prior to the expiration of the Term Facility Availability Period with respect to the Tranche C Term Facility Commitments, any Lender then holding a Tranche C Term Facility Commitment may execute and deliver a counterpart of this Agreement to Administrative Agent (it being understood and agreed, for the avoidance of doubt and without extending the foregoing additional period during which such Lender may so execute and deliver such counterpart, that the foregoing shall also occur during the Term Facility Availability Period with respect to the Tranche D Term Facility Commitments). Upon such delivery and after receipt of payment of fees in accordance with Section 4 above (assuming for purposes of such fee payment that such Lender delivered its counterpart to this Agreement prior to the time and date set forth in Section 4 above), such Lender shall be deemed a Consenting Lender for purposes of this Agreement with respect to such Lender’s Tranche C Term Facility Commitments as in effect at such time (or, to the extent so reflected on the signature page to this Agreement delivered to Administrative Agent, such lesser amount of such Lender’s Tranche C Term Facility Commitments as reflected thereon).
ARTICLE IV
VALIDITY OF OBLIGATIONS AND LIENS
SECTION 1.Validity of Obligations. Each Credit Party hereby ratifies and reaffirms the validity, enforceability and binding nature of the Obligations both before and after giving effect to this Agreement and the Amended Credit Agreement (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity).

SECTION 2.Validity of Liens and Credit Documents. Each Credit Party hereby ratifies and reaffirms the validity, enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) and binding nature of the Credit Documents, and the validity, enforceability (except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and subject to general principles of equity) and perfection of the Liens and security interests granted to Collateral Agent for the benefit of the Secured Parties to secure any of the Secured Obligations (as defined in the Security Agreement and including after giving effect to the Amended Credit Agreement) by each Credit Party pursuant to the Credit Documents to which any Credit Party is a party, and agrees that the Liens and security interests granted pursuant to the Credit Documents shall continue to secure the Obligations under the Amended Credit Agreement, and hereby confirms and agrees that notwithstanding the effectiveness of this Agreement and the Amended Credit Agreement, and except as expressly amended by this Agreement or pursuant to the Amended Credit Agreement, each such Credit Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Agreement and the Amended Credit Agreement, each reference in the Credit Documents to the “Credit Agreement”, “thereunder”, “thereof” (and each reference in the Credit Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Amended Credit Agreement.

ARTICLE V
MISCELLANEOUS
SECTION 1.Notice. For purposes of this Agreement, the notice address of each party hereto shall be as set forth in the Existing Credit Agreement.

SECTION 2.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of Borrower and Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Existing Credit Agreement or, after giving effect to the amendments contemplated hereby, the Amended Credit Agreement).

SECTION 3.Entire Agreement. This Agreement, the Amended Credit Agreement and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

SECTION 4.GOVERNING LAW. THIS AGREEMENT, AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

SECTION 5.SERVICE OF PROCESS. EACH PARTY HERETO AGREES THAT SECTION 13.09(b) OF THE EXISTING CREDIT AGREEMENT (OR, AFTER GIVING EFFECT TO THE AMENDMENTS CONTEMPLATED HEREBY, THE AMENDED CREDIT AGREEMENT) SHALL APPLY TO THIS AGREEMENT MUTATIS MUTANDIS.

SECTION 6.Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

SECTION 7.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof.

SECTION 8.Credit Document. This Agreement shall constitute a “Credit Document” as defined in the Existing Credit Agreement.

SECTION 9.No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the priority of any Credit Document (as defined in the Existing Credit Agreement) or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or the instruments, documents and agreements securing the same, which shall remain in full force and effect. Nothing in this Agreement shall be construed as a release or other discharge of Borrower or any Credit Party from any of its obligations and liabilities under the Existing Credit Agreement or the other Credit Documents (as defined in the Existing Credit Agreement).

SECTION 10.Acknowledgements. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Credit Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Credit Documents.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.
WYNN AMERICA, LLC,
a Nevada limited liability company

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: CFO, SVP and Treasurer

[Signature Page to Wynn Third Amendment]

GUARANTORS:

WYNN LAS VEGAS HOLDINGS, LLC,
a Nevada limited liability company

By:    Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: CFO, SVP and Treasurer

WYNN MA, LLC,
a Nevada limited liability company

By:    Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

By: Wynn Resorts, Limited,
a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: CFO, SVP and Treasurer

[Signature Page to Wynn Third Amendment]

EVERETT PROPERTY, LLC,
a Massachusetts limited liability company

By:	Wynn America, LLC,
a Nevada limited liability company,
its sole member

By:    Wynn Resorts Holdings, LLC,
    a Nevada limited liability company,

its sole member

By: Wynn Resorts, Limited,
     a Nevada corporation,
its sole member

By: /s/ Stephen Cootey
Name: Stephen Cootey
Title: CFO, SVP and Treasurer

[Signature Page to Wynn Third Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH
as Administrative Agent and as Collateral Agent

By: /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title: Managing Director
By: /s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

Consented to by:
SunTrust Bank
as Tranche C Term Facility Lender

By: /s/ Tesha Winslow
Name: Tesha Winslow
Title: Director

[Signature Page to Wynn Third Amendment]

Consented to by:
BNP Paribas,
as Tranche C Term Facility Lender

By: /s/ Duane Helkowski
Name: Duane Helkowski
Title: Managing Director
By: /s/ Kwang Kyun Choi
Name: Kwang Kyun Choi
Title: Vice President

[Signature Page to Wynn Third Amendment]

Consented to by:
BANK OF AMERICA, N.A.,
as Tranche C Term Facility Lender

By: /s/ Brian D. Corum
Name: Brian D. Corum
Title: Managing Director

[Signature Page to Wynn Third Amendment]

Consented to by:
THE BANK OF NOVA SCOTIA,
as Tranche C Term Facility Lender

By: /s/ Winston Lua
Name: Winston Lua
Title: Director

Consented to by:
FIFTH THIRD BANK,
as Tranche C Term Facility Lender

By: /s/ Knight Kieffer
Name: Knight Kieffer
Title: Vice President

[Signature Page to Wynn Third Amendment]

Consented to by:
SUMITOMO MITSUI BANKING CORPORATION,
as Tranche C Term Facility Lender

By: /s/ Keith Connolly
Name: Keith Connolly
Title: Managing Director

[Signature Page to Wynn Third Amendment]

Consented to by:
Bank of China, Los Angeles Branch,
as Tranche C Term Facility Lender

By: /s/ Lixin Guo
Name: Lixin Guo
Title: Senior Vice President & Branch Manager

[Signature Page to Wynn Third Amendment]

Consented to by:
Credit Agricole Corporate and Investment Bank,
as Tranche C Term Facility Lender

By: /s/ Steven Jonassen
Name: Steven Jonassen
Title: Managing Director
By: /s/ Joseph A. Asciolla
Name: Joseph A. Asciolla
Title: Managing Director
$80,333,333.33 of principal amount of such Lender’s Tranche C Term Facility Commitments shall be designated as Tranche D Term Facility Commitments.

[Signature Page to Wynn Third Amendment]